BRIDGE BUILDER TRUST

Bridge Builder Bond Fund

Supplement dated July 13, 2015
to the Prospectus
dated October 28, 2014

This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

1.   The fourth paragraph under the sub-section entitled "Principal Investment Strategies" under the section entitled “Summary Section” is hereby deleted and replaced with the following:

The Adviser currently intends to allocate Fund assets to the following Sub-advisers: Robert W. Baird & Co., Inc. (“Baird”), J.P. Morgan Investment Management, Inc. (“JPMIM”), Loomis, Sayles & Company, L.P. ("Loomis Sayles") and Prudential Investment Management, Inc. (“Prudential”). Below is a summary of each Sub-adviser’s principal investment strategies. Allocations to the Sub-advisers may be adjusted at any time.

2.   The following paragraphs are hereby added immediately after the sub-section entitled "Principal Investment Strategies – JPMIM's Principal Investment Strategies" under the section entitled “Summary Section”:

Loomis Sayles' Principal Investment Strategies
Loomis Sayles invests principally in U.S. dollar-denominated investment grade fixed income securities, including Treasury securities, agency securities, credit and MBS, ABS and CMBS. Loomis Sayles’ objective with respect to its allocated portion of the Fund’s assets is to outperform the benchmark consistently over time while maintaining the portfolio's risk close to the benchmark.

In the view of Loomis Sayles, the fixed income markets are inefficient, often mispricing risk and reacting to news, corporate, and market events as well as technical supply and demand factors. These inefficiencies may provide effective, active investors with opportunities to generate risk-adjusted performance in excess of the benchmark. Loomis Sayles’ investment philosophy focuses on relative value investing on a risk-adjusted basis, seeking to add value for clients primarily through security selection while continually managing top-down risks in the portfolio.

Loomis Sayles’ investment strategy has a bias for fixed income securities that are liquid, or can be traded readily in the markets. Typically, Loomis Sayles sells fixed income securities when they reach a target level of valuation, there has been a change in fundamental credit quality that is not reflected in the current price, or Loomis Sayles is trimming overall risk in the portfolio.

3.   The first paragraph under the sub-section entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section” is hereby deleted and replaced with the following:

The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:  Robert W. Baird & Co., Inc. (“Baird”), J.P. Morgan Investment Management, Inc. (“JPMIM”), Loomis, Sayles & Company, L.P. ("Loomis Sayles") and Prudential Investment Management, Inc. (“Prudential”).

4.   The following table is hereby added immediately after the sub-section entitled "Sub-advisers and Portfolio Managers – JPMIM" under the section entitled “Summary Section”:

Loomis Sayles

Portfolio Manager(s)	Position with Loomis Sayles	Length of Service to the Fund
Lynne A. Royer	Vice President, Portfolio Manager and Co-Head of the Core Disciplined Alpha Team	Since July 2015
William C. Stevens	Vice President, Portfolio Manager and Co-Head of the Core Disciplined Alpha Team	Since July 2015

5.   The following paragraphs are hereby added immediately after the sub-section entitled "Principal Investment Strategies – JPMIM's Principal Investment Strategies" under the section entitled “Additional Information Regarding the Fund’s Investment Objective, Strategies and Risks”:

Loomis Sayles’ investment philosophy focuses on research-driven, relative value investing on a risk-adjusted basis, adding value primarily through security selection while continually managing risk in the portfolio.  Loomis Sayles’ objective with respect to its Allocated Portion is to consistently outperform, over time, a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable fixed income market, including Treasury securities, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Under normal circumstances, Loomis Sayles will seek to invest in the following U.S. dollar-denominated, investment grade, fixed income securities: debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities; corporate bonds issued by U.S. and foreign companies; taxable municipal securities; residential and commercial MBS and other ABS; and mortgage dollar rolls.

6.   The following paragraph is hereby added immediately after the second paragraph under the sub-section entitled “The Sub-advisers” under the section entitled “Management of the Fund”:

Loomis, Sayles & Company, L.P., (“Loomis Sayles”), One Financial Center, Boston, MA 02111, serves as a Sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Loomis Sayles is registered as an investment adviser with the SEC and was founded in 1926.

7.   The following table is hereby added immediately after the sub-section entitled "Sub-advisers, Portfolio Managers and Prior Performance Information – JPMIM" under the section entitled “Management of the Fund”:

Loomis Sayles

Portfolio Managers	Length of Service to the Fund	Business Experience During the Past Five Years
Lynne A. Royer	Since July 2015	Vice President, Portfolio Manager and Co-Head of the Core Disciplined Alpha Team at Loomis Sayles
William C. Stevens	Since July 2015	Vice President, Portfolio Manager and Co-Head of the Core Disciplined Alpha Team at Loomis Sayles

Lynne A. Royer
Vice President
Portfolio Manager
Lynne Royer is a vice president, portfolio manager and co-head of the disciplined alpha team at Loomis Sayles. She began her investment industry career in 1985 and joined Loomis Sayles in 2010 from Wells Capital Management, where she was senior portfolio manager and co-head of the Montgomery fixed income investment team. Previously, Ms. Royer was a lending officer with Morgan Guaranty Trust Company (J.P. Morgan). Earlier, she was a financial analyst in the equity research department at Barclays de Zoete Wedd, and an analyst in the corporate finance department at Drexel Burnham Lambert. Ms. Royer is a Phi Beta Kappa graduate of Gettysburg College and earned an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles.

William C. Stevens
Vice President
Portfolio Manager
William Stevens is a vice president, portfolio manager and co-head of the disciplined alpha team at Loomis Sayles.  He began his investment industry career in 1980 and joined Loomis Sayles in 2009 from Wells Capital Management, where he was senior portfolio manager and co-head of the Montgomery fixed income team. He also served as chief fixed income officer. Previously, Mr. Stevens was president and chief investment officer of Montgomery Asset Management with oversight responsibilities for all investment-related activities, and was co-head and founder of  the fixed income division. Earlier, he launched the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities, and headed the structured product department at Drexel Burnham Lambert, where he oversaw trading, structuring and research.  Mr. Stevens is a Phi Beta Kappa graduate of Wesleyan University and earned an MBA from the Harvard Business School.

BRIDGE BUILDER TRUST

Bridge Builder Bond Fund

Supplement dated July 13, 2015
to the Statement of Additional Information (the "SAI")
dated October 28, 2014

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.

1.           The following paragraph is hereby added immediately after the second paragraph under the sub-section entitled "The Sub-advisers" under the section entitled “The Fund’s Investment Team”:

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), One Financial Center, Boston, Massachusetts 02111 is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. Loomis Sayles is a Delaware limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. For its services as a Sub-adviser, Loomis Sayles is entitled to receive a fee from the Adviser.

2.           The following table is hereby added immediately after the first table relating to JPMIM under the sub-section entitled "Portfolio Managers – Other Accounts Managed by Portfolio Managers" under the section entitled “The Fund’s Investment Team”:

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Firm and Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Loomis Sayles
Lynne A. Royer1	2	$0.7 billion	4	$0.7 billion	21	$2.4 billion
William C. Stevens1	2	$0.7 billion	4	$0.7 billion	10	$2.4 billion

(1) Provided as of May 29, 2015.

3.           The following table is hereby added immediately after the second table relating to JPMIM under the sub-section entitled "Portfolio Managers – Other Accounts Managed by Portfolio Managers" under the section entitled “The Fund’s Investment Team”:

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Firm and Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Loomis Sayles
Lynne A. Royer1	0	$0	0	$0	1	$0.5 billion
William C. Stevens1	0	$0	0	$0	1	$0.5 billion

(1) Provided as of May 29, 2015.

4.           The following information is hereby added immediately after the sub-section entitled "Material Conflicts of Interest – JPMIM" under the section entitled “The Fund’s Investment Team”:

Loomis Sayles

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements.” These conflicts are managed under Loomis Sayles’ Brokerage Allocation Policies and Procedures.

5.           The following information is hereby added immediately after the sub-section entitled "Compensation Structure and Methods – JPMIM" under the section entitled “The Fund’s Investment Team”:

Loomis Sayles

Portfolio managers’ compensation at Loomis Sayles depends primarily on performance against peers within similar disciplines. The percentage of a portfolio manager’s maximum opportunity received in a given year is based on a four-factor model:

• Performance (highest weighted factor)
• Profit growth of the business unit
• Commitment to work as a member of a team
• Profit growth of the overall firm

At year-end, the firm’s Chief Investment Officer (“CIO”) determines a score for the aforementioned factors; a weighted average based on these scores determines the portfolio manager’s bonus.

A product’s performance ranking against its peer universe is the primary factor in determining performance. The product scoring compares the product’s rolling three year gross performance over the past eight quarters (a five year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and a peer group, as well as the consistency of that out performance. The score for a product is enhanced if over the past five years it has kept its rolling three-year performance ahead of its peers and its benchmark. Loomis Sayles compares institutional composites rather than mutual fund rankings, as the peer groups tend to be more challenging. Managers working on several product teams receive a final score based on the relative revenue weight of each strategy in their account load. Some element of profit growth is essential since the firm’s overall bonus pool (as agreed to by Natixis Global Asset Management) reflects our overall profit level.

Loomis Sayles also has a long-term incentive program that has two segments. The first segment includes a select group of investment professionals who are granted units that entitle them to receive both annual payments based on Loomis Sayles’ earnings and additional post retirement payouts once their units vest. These units require participants to sign an award agreement, which includes a non-compete and a non-solicit covenant. The second segment includes other investment professionals and senior executives who also receive a share of annual earnings. Annual payments in this segment are deposited in an investment account for each participant and vests over two years, and is distributed to the employee at the end of two years, provided that the employee remains with Loomis Sayles. This segment has no post-retirement payments.

6.           In the sub-section entitled “Securities Owned in the Fund by the Portfolio Managers” under the section entitled “The Fund’s Investment Team,” the following sentence is hereby added to the current disclosure:

As of May 29, 2015, Ms. Royer and Mr. Stevens of Loomis Sayles did not beneficially own any shares of the Fund.

7.           The first paragraph in Appendix B is hereby deleted and replaced with the following:

The following information is a summary of the proxy voting guidelines for the Adviser and the Sub-advisers.

OLIVE STREET INVESTMENT ADVISERS, LLC (the “Adviser”)
ROBERT W. BAIRD & CO., INC.
J.P. MORGAN INVESTMENT MANAGEMENT, INC.
LOOMIS, SAYLES & COMPANY, L.P.
PRUDENTIAL INVESTMENT MANAGEMENT, INC.
(collectively, the “Sub-advisers”)

8.           The following proxy voting guidelines are hereby added to Appendix B immediately after JPMIM’s proxy voting guidelines:

LOOMIS SAYLES & COMPANY, L.P.

Proxy Voting Policies and Procedures

CONTENTS

GENERAL
Introduction General Guidelines Proxy Committee Conflicts of Interest Recordkeeping and Disclosure

PROPOSALS USUALLY VOTED FOR

Adjustments to Par Value of Common Stock
Annual Election of Directors
Appraisal Rights
Authority to Issue Shares ( for certain foreign issuers)
Blank Check Preferred Authorization
Chairman and CEO are the Same Person
Changing Corporate Name
Confidential Voting
Cumulative Voting
Delivery of Electronic Proxy Materials
Director Nominees in Uncontested Elections
Director Related Compensation
Election of CEO Director Nominees
Election of Mutual Fund Trustees
Equal Access
Fair Price Provisions
Golden and Tin Parachutes
Greenshoe Options
Independent Audit, Compensation and Nominating Committees
Independent Board Chairman
Majority Voting
OBRA-Related Compensation Proposals
Ratifying Auditors
Reverse Stock Splits
Right to Adjourn
Right to Call a Special Meeting
Share Cancellation Programs
Shareholder Ability to Alter the Size of the Board
Shareholder Ability to Remove Directors
Share Repurchase Programs
Stock Distributions: Splits and Dividends
White Squire Placements
Written Consent

PROPOSALS USUALLY VOTED AGAINST

Common Stock Authorization
Director and Officer Indemnification and Liability Protection
Shareholder Ability to Act by Written Consent
Shareholder Ability to Call Special Meetings
Shareholder Ability to Remove Directors
Share Retention By Executives
Staggered Director Elections
Stock Ownership Requirements
Supermajority Shareholder Vote Requirements
Term of Office
Unequal Voting Rights

PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE
401(k) Employee Benefit Plans Compensation Plans Employee Stock Ownership Plans Executive Compensation Advisory Resolutions (“Say-on-Pay”) Preemptive Rights Stock Option Plans

PROPOSALS REQUIRING SPECIAL CONSIDERATION

Asset Sales
Bundled Proposals
Charitable and Political Contributions and Lobbying Expenditures
Compensation in the Event of a Change in Control
Conversion of Debt Instruments
Corporate Restructuring
Counting Abstentions
Debt Restructurings
Delisting a Security
Director Nominees in Contested Elections
Disclosure of Prior Government Service
Environment and Social issues
Animal Rights

Energy and Environment
Equal Employment Opportunity and Discrimination
Human Resource Issues
Maquiladora Standards and International Operations Policies
Military Business
Northern Ireland
Product Integrity and Marketing
Third World Debt Crisis
Golden Coffins
Greenmail
Liquidations
Mergers and Acquisitions
Mutual Fund Distribution Agreements
Mutual Fund Fundamental Investment Restrictions
Mutual Fund Investment Advisory Agreement
Poison Pills
Proxy Access
Proxy Contest Defenses
Reimburse Proxy Solicitation Expenses
Reincorporation Proposals
Shareholder Advisory Committees
Shareholder Proposals to Limit Executive and Director Pay State Spin-offs
Takeover Statutes
Tender Offer Defenses

1. GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties, SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and Staff Legal Bulletin No. 20 (June 30, 2014).  In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 08-2, 29 C.F.R. 2509.08-2 (October 17, 2008).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority.  Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.
Client’s Best Interest.  Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.
Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.
Stated Policies.  These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.
Abstain from Voting.  Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.  Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision.  In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, the Proxy Voting Service has not received a ballot for a client's account or under other circumstances beyond Loomis Sayles' control.

5.
Oversight.  All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.
Availability of Procedures.  Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Proxy Voting Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.
Disclosure of Vote.  Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles representatives.

8.
Disclosure to Third Parties.  Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C.	Proxy Committee.

1.
Proxy Committee.  Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience.  Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.           Duties.  The specific responsibilities of the Proxy Committee include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including:
(i) annual review of these Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,
(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and
(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including:
(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c. to engage and oversee third-party vendors, such as Proxy Voting Services, including:
(i) determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
(a) the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and
(b) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,
(ii) providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,
(iii) receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and
(iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

     3. Standards.

a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Proxy Voting Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal (e.g., he or she is a portfolio manager for an account of the issuer).

D.	Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest.  First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures.  Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions.   However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps:  (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.	Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act.  The records include:  (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock:  Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights:  Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares (for certain foreign issuers): Vote for proposals by boards of non-US issuers where: (1) the board’s authority to issue shares with preemptive rights is limited to no more than 66% of the issuer’s issued ordinary share capital; or (2) the board’s authority to issue shares without preemptive rights is limited to  no more than 5% of the issuer’s issued ordinary share capital, to the extent such limits continue to be consistent with the guidelines issued by the Association of British Insurers and other UK investor bodies; and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement.  Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:
A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name:  Vote for changing the corporate name.

Confidential Voting:  Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.  Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials:  Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A.
Vote for proposals involving routine matters such as election of directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.
Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders.  Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules.  Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote.  A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation:  Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer.  Review on a case-by-case basis all other proposals.

Election of CEO Director Nominees:  Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees.  Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees.  Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees:  Vote for nominees that oversee less than 60 mutual fund portfolios.  Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access:  Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:
A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:
A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Greenshoe Options (French issuers only):  Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement.  Review on a case-by-case basis proposals that do not meet the above criteria.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:
A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be "independent," as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.
Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:
A.	Generally vote for proposals to ratify auditors.
B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.  In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.

C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits:  Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn:  Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting:  Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders.  Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs:  Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Shareholder Ability to Alter the Size of the Board:
A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs:  Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends:  Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements:  Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal.  Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization:  Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.  A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:
A.
Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B.
Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

Shareholder Ability to Act by Written Consent:  Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings:  Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:
A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives:  Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements:  Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements:  Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights:
A.           Vote against dual class exchange offers and dual class recapitalizations.
B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans:  Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).  A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”):  A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.
B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

C.
Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Preemptive Rights:  Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Stock Option Plans:  A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.	Vote against plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.	Vote for proposals that request expensing of stock options.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals:  Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures:  Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis.  Votes for UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Compensation in the Event of a Change in Control:  Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring:  Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Counting Abstentions:  Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.

Debt Restructurings:  Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security:  Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service:  Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights:  Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination:  Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues:  Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies:  Proposals relating to the Maquiladora Standards and international operating policies.

Military Business:  Proposals on defense issues.

Northern Ireland:  Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing:  Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis:  Proposals dealing with third world debt.

Golden Coffins:  Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

Greenmail:
A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations:  Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions:  Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements:  Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions:  Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement:  Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:
A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access:  Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses:  Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals:  Proposals to change a company's domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:
A.           Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B. Review on a case-by-case basis (i) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.  Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs:  Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes:  Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning tender offer defenses should be evaluated on a case-by-case basis.